UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. 1)

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

EMBRACE CHANGE ACQUISITION CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☐	No fee required.

☒	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

EXPLANATORY NOTE

Embrace Change Acquisition Corp. is filing this amendment to its definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on October 3, 2023 (the “Proxy Statement”) to correct the Annual General Meeting-meeting webpage (information, webcast, telephone access and replay) that was inadvertently included in the Proxy Statement. The Annual General Meeting-meeting webpage (information, webcast, telephone access and replay) has been corrected to be: https://www.cstproxy.com/embracechange/sm2023.

The date of this amendment is October 5, 2023.